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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                             __________________________


                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                              _______________________


                 Date of report (Date of earliest event reported):

                                  August 19, 1999


                              WESTERN PROPERTIES TRUST
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               (Exact name of registrant as specified in its charter)


          California               001-08723                94-6100058
-----------------------------      ------------        ----------------------
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
      of Formation)                File Number)        Identification Number)



            2200 Powell Street, Suite 600, Emeryville, California 94608
            ------------------------------------------------------------
                (Address of principal executive offices) (Zip Code)



                                   (510) 597-0160
            ------------------------------------------------------------
                (Registrant's telephone number, including area code)


                        Western Investment Real Estate Trust
           -------------------------------------------------------------
           (Former name or former address, if changed since last report.)

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Item 5.   OTHER EVENTS

On August 19, 1999, Western Investment Real Estate Trust announced that it had changed its name to Western Properties Trust ("Western") pursuant to authority granted the Board of Trustees under the company's Declaration of Trust. Information about Western can be found on the Internet at www.westernpropertiestrust.com. Western's shares of beneficial interest will continue to trade under the symbol "WIR" on the American Stock Exchange.



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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  WESTERN PROPERTIES TRUST
                                                  ------------------------
                                                       (Registrant)


                                             By:    /s/ Dennis D. Ryan
                                                --------------------------
                                                       Dennis D. Ryan
                                                  Executive Vice President,
                                                  Chief Financial Officer
                                                        and Trustee


Dated: August 19, 1999
      ------------------